Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Concept Digital, Inc. (the “Company”) on Form 10-Q for the quarterly period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Douek, Principal Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Douek
Joseph Douek
Principal Executive Officer and Chief Financial Officer

Date: May 19, 2009